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                                    AMENDMENT 2                  Exhibit 10.17.2

THIS AMENDMENT 2 ("Amendment 2") is made and entered into this _____ day of April, 2002, by and between Williams Communications, LLC, a Delaware limited liability company ("Williams") and' Universal Access, Inc., a Delaware corporation ("Customer") having it's principal place of business at Sears Tower, 223 S. Wacker, Suite: 600, Chicago, Illinois 60606.

WHEREAS, Williams and Customer are parties to that certain Master Services Agreement dated October 1, 2001, contract number 01R1966.00 (the "Agreement") as amended by Amendment 1, which is dated February 19, 2002 ("Amendment No. 1"); and

WHEREAS, Williams and Customer desire to amend the Agreement;

NOW, THEREFORE in consideration of the foregoing premises and mutual promises and covenants of the parties hereto, the receipt, and sufficiency of which is hereby acknowledged, Williams and Customer agree to amend the Agreement as follows:

1. Table A.1 of Schedule 1, Private Line Services, shall be deleted in its entirety and replaced with the following pricing, which shall only apply to new Service Orders placed from the Effective Date of this Amendment and shall not apply to Service Orders previously placed by Customer and accepted by Williams.

                  ------------------------------------------------------
                  Table A.1.  Monthly Recurring Rates
                  ------------------------------------------------------
                   Term   DS1    DS3    OC3    OC12    C-48
                  ------------------------------------------------------
                  1 year  ***    ***    ***     ***    ***
                  ------------------------------------------------------
                           Rates are per VGE V&H mile
                  ------------------------------------------------------

2. Table B.1 of Schedule 2, Optical Wave Services, shall be deleted in its entirety and replaced with the following pricing, which shall only apply to new Service Orders placed from the Effective Date of this Amendment and shall not apply to Service Orders previously placed by Customer and accepted by Williams.

                  ------------------------------------------------------
                  Table B.1         Monthly Recurring Rate
                  ------------------------------------------------------
                  Term               OC-48
                  ------------------------------------------------------
                  1 year             ***
                  ------------------------------------------------------
                           Rates are per VGE V&H mile
                  ------------------------------------------------------

3. Except as specifically amended herein, all terms, conditions and provisions contained in the Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year set forth below.

UNIVERSAL ACCESS, INC.                   WILLIAMS COMMUNICATIONS, LLC:
/s/ Mark A. Dickey                       /s/ Bryan Dancer
------------------------------           ------------------------------
Signature of Authorized                  Signature of Authorized
Representative                           Representative
Mark A. Dickey                           Bryan Dancer
------------------------------           ------------------------------
Printed Name                             Printed Name
Sr. VP                                   VP of Data Service
------------------------------           ------------------------------
Title                                    Title
4-4-02                                   4-10-02
------------------------------           ------------------------------
Date                                     Date

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